UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 4 2009

Everest Re Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-15731	98-0365432

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Wessex House – 2nd Floor 45 Reid Street PO Box HM 845 Hamilton HM DX, Bermuda		Not Applicable

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 441-295-0006

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On May 7, 2009, the registrant issued a news release announcing the retirement of its Chief Financial Officer, Craig Eisenacher. A copy of the news release announcing the retirement is filed herewith as Exhibit 99.1 and is incorporated herein by reference. Mr. Eisenacher resigned from the position of Executive Vice President and Chief Financial Officer effective May 4, 2009.

In addition, the registrant announced the appointment of Dominic J. Addesso to the position of Executive Vice President and Chief Financial Officer of the registrant, effective May 8, 2009. Mr. Addesso, age 55, had been with Munich Re America since 1997, in various senior executive positions, most recently as President of the Regional Clients division since 2007 and President of the Direct Treaty division from 2002 to 2007. Prior to Munich Re America, Mr. Addesso had been Executive Vice President and Chief Financial Officer of Selective Insurance Group in addition to other senior positions with the company, since 1978.

On May 6, 2009, the registrant entered into an Employment Agreement with Mr. Addesso, effective May 8, 2009.

The material terms of the Employment Agreement are as follows:

Term:	May 8, 2009 to May 7, 2010
Annual Salary:	$500,000
Bonus:	Eligible to participate in Annual Incentive Plan (discretionary plan) for a target bonus up to $500,000
Restricted Shares:	$500,000 of restricted shares upon approval by the registrant’s compensation committee, in accordance with the 2002 Stock Incentive Plan as amended May 2006
Change of Control:	Eligible to participate in the Senior Executive Change of Control Plan as amended and restated effective January 1, 2009
Termination Clause:	Restricted shares will fully vest and separation payment of $500,000 will be made upon termination for other than misconduct or breach of Company policies

A copy of the Employment Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description

10.1	Employment Agreement with Dominic J. Addesso

99.1	News Release of the Registrant dated May 7, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVEREST RE GROUP, LTD.

By: /S/ KEITH T. SHOEMAKER

Keith T. Shoemaker
Vice President and Comptroller,
Principal Accounting Officer

Dated: May 8, 2009

EXHIBIT INDEX

Exhibit

Number	Description of Document	Page No.

10.1	Employment Agreement with Dominic J. Addesso	5

99.1	News Release of the Registrant dated May 7, 2009	9